Execution Version

SIXTH AMENDMENT TO
NOTE PURCHASE AGREEMENT
    THIS FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), is made and entered into as of June 29, 2022, by and among National Health Investors, Inc., a Maryland corporation, (the “Company”), The Prudential Insurance Company of America and the other holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the “Noteholders”).
W I T N E S S E T H:
WHEREAS, the Company and the Noteholders are parties to a certain Note Purchase Agreement, dated as of January 13, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Company;
WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to do so;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and the Noteholders agree as follows:
1.Amendments.
(a)Section 9.12 of the Note Agreement is hereby amended by amending and restating clause (c) thereof to read as follows::
    (c)    Minimum Consolidated Tangible Net Worth. The Company shall not permit the Consolidated Tangible Net Worth at any time to be less than $1,570,000,000.
    (b)    Schedule A of the Note Agreement is hereby amended by:
i. adding the following definitions in the appropriate alphabetical order:
“Consolidated” means, when used with reference to financial statements or financial statement items of the Company and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP.
“Intangible Assets” means assets of a Person and its Subsidiaries that are classified as intangible assets under GAAP, but excluding interests in real estate that are classified as intangible assets in accordance with GAAP.
; and
ii. replacing the defined term for “Consolidated Tangible Net Worth” in its entirety with the following:

“Consolidated Tangible Net Worth” means, on any date, the sum of total equity minus Intangible Assets plus accumulated depreciation and amortization and redeemable noncontrolling interests, as all such amounts would appear on a Consolidated balance sheet of the Company and its Subsidiaries prepared as of such date in accordance with GAAP consistently applied.
    2.    Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until the Noteholders shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Noteholders), and (ii) each of the following documents:
    (a)     executed counterparts to this Amendment from the Company, each of the Guarantors (as defined below) and the Noteholders constituting the Required Holders;
    (b)    a duly executed amendment to the AIG Purchase Agreement, certified as true, correct and complete by a Responsible Officer of the Company and each in form and substance reasonably satisfactory to the Noteholders party hereto;
    (c)    copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Amendment.
3.Representations and Warranties. To induce the Noteholders to enter into this Amendment, each Credit Party hereby represents and warrants to the Noteholders that:
(a)    Each Credit Party (a) is duly organized or formed and validly existing under the Applicable Law of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver, and perform its obligations under this Amendment and consummate the transactions contemplated hereby, and (c) is duly qualified and is licensed and in good standing under the Applicable Law of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or licenses, except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(b)    The execution, delivery and performance by each Credit Party of this Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any law;
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Amendment or the consummation of the transactions contemplated hereby;
(d)    This Amendment has been duly executed and delivered by each Credit Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such

Credit Party, enforceable against each Credit Party that is party hereto in accordance with its terms, except as enforceability may be limited by bankruptcy laws and general principles of equity; and
    (e)    After giving effect to this Amendment, the representations and warranties set forth in Sections 5.1 through 5.12, 5.14 through 5.20, 5.22 through 5.24 and 5.27 of the Note Agreement are true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) , and no Default or Event of Default has occurred and is continuing as of the date hereof.
4.Reaffirmations of Guaranty. Each Subsidiary Guarantor and Limited Guarantor (each a “Guarantor” and collectively, the “Guarantors”) consents to the execution and delivery by the Company of this Amendment and jointly and severally ratify and confirm the terms of the applicable Guaranty Agreement, with respect to the Indebtedness now or hereafter outstanding under the Note Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Company to the Noteholders or any other obligation of the Company, or any actions now or hereafter taken by the Noteholders with respect to any obligation of the Company, the applicable Guaranty Agreement, (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the applicable Guaranty Agreement.
5.Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Note Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment shall constitute a Note Document for all purposes of the Note Agreement.
6.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
7.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
8.Costs and Expenses.    The Company agrees to pay on demand all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out of pocket expenses of outside counsel for the Noteholders with respect thereto.

9.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof. This Amendment may be executed using Electronic Signatures and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Noteholders of a manually signed paper hereof which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time. Upon the reasonable request of the Required Holders, any Electronic Signature of any other party hereto shall, as promptly as practicable, be followed by a manually executed counterpart thereof.
10.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.
11.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
12.Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Company, the Guarantors and the Noteholders and their respective successors and assigns, and shall inure to the benefit of the Company, the Guarantors and the Noteholders and the successors and assigns of the Noteholders.
13.Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
[signature pages follow]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Company and the Guarantors, by their respective authorized officers as of the day and year first above written.
COMPANY:
NATIONAL HEALTH INVESTORS, INC.

By:    /s/John L. Spaid
Name: John L. Spaid
Title: Chief Financial Officer
For the purposes of Section 4 of this Amendment:
SUBSIDIARY GUARANTORS:
NHI/REIT, INC.

By:    /s/ Kristi S. Gaines
Name: Kristin S. Gaines
Title: Secretary

FLORIDA HOLDINGS IV, LLC
By: NHI/REIT, Inc., its Sole Member

By:    /s/ Kristi S. Gaines
Name: Kristin S. Gaines
Title: Secretary

[Signature Page to Sixth Amendment to Note Purchase Agreement]

NHI REIT OF ALABAMA, L.P.
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP
NHI-REIT OF CALIFORNIA, LP
NHI/REIT OF FLORIDA, L.P.
NHI-REIT OF GEORGIA, L.P.
NHI-REIT OF IDAHO, L.P.
NHI-REIT OF MISSOURI, LP
NHI-REIT OF SOUTH CAROLINA, L.P.
NHI-REIT OF VIRGINIA, L.P.
By: NHI/REIT, Inc., the Sole General Partner of each limited partnership

By:    /s/ Kristi S. Gaines
Name: Kristin S. Gaines
Title: Secretary

NHI/ANDERSON, LLC
NHI/LAURENS, LLC
TEXAS NHI INVESTORS, LLC
NHI-REIT OF OREGON, LLC
NHI-REIT OF FLORIDA, LLC
NHI-REIT OF MINNESOTA, LLC
NHI-REIT OF TENNESSEE, LLC
NHI SELAH PROPERTIES, LLC
NHI-REIT OF WISCONSIN, LLC
NHI-REIT OF OHIO, LLC
NHI-REIT OF NORTHEAST, LLC
NHI-REIT OF WASHINGTON, LLC
NHI-REIT OF MARYLAND, LLC
NHI-REIT OF SEASIDE, LLC
NHI-REIT OF NEXT HOUSE, LLC
MYRTLE BEACH RETIREMENT RESIDENCE, LLC
VOORHEES RETIREMENT RESIDENCE, LLC
NHI-REIT OF AXEL, LLC
NHI-REIT OF MICHIGAN, LLC
NHI-REIT OF BICKFORD, LLC
NHI REIT OF NORTH CAROLINA, LLC
NHI-REIT of TX-IL, LLC
NHI-BICKFORD RE, LLC
NHI-SS TRS, LLC
NHI-REIT OF INDIANA, LLC
NHI-REIT OF COLORADO, LLC
NHI-REIT OF DSL PROPCO, LLC
NHI-REIT OF OKLAHOMA, LLC
NHI PROPCO MEMBER, LLC
NHI-REIT OF DSL PROPCO II, LLC
NHI-DISCOVERY I TRS, LLC
NHI-MERRILL I TRS, LLC

By:    /s/ Kristi S. Gaines
Name: Kristin S. Gaines
Title: Secretary

                    NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: PGIM, Inc., as Investment Manager

By: /s/ Ben Turnipseed____________________
Vice President

FARMERS INSURANCE EXCHANGE

By:    Prudential Private Placement Investors,
    L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: __/s/ Ben Turnipseed_____________________
Vice President

MID CENTURY INSURANCE COMPANY

By:    Prudential Private Placement Investors,
    L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: __/s/ Ben Turnipseed_____________________
Vice President

[Signature Page to Sixth Amendment to Note Purchase Agreement]

FARMERS NEW WORLD LIFE INSURANCE
COMPANY

By:    Prudential Private Placement Investors,
    L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: _/s/ Ben Turnipseed______________________
Vice President

PRUDENTIAL ANNUITIES LIFE
ASSURANCE CORPORATION

By:    PGIM, Inc., as investment manager

By: /s/ Ben Turnipseed_______________________
Vice President

PICA HARTFORD LIFE & ANNUITY
COMFORT TRUST

By:    The Prudential Insurance Company of America, as Grantor

By:    PGIM, Inc., as Investment Manager

By:__/s/ Ben Turnipseed_____________________
Vice President

PRUCO LIFE INSURANCE COMPANY

By:    PGIM, Inc., as Investment Manager

By: _/s/ Ben Turnipseed__________________________________
Vice President

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:    Prudential Investment Management Japan,
    Co., Ltd., as Investment Manager

By:    PGIM, Inc.,
    as Sub-Adviser

By: /s/ Ben Turnipseed_____________________________
        Vice President

PRUDENTIAL RETIREMENT GUARANTEED
COST BUSINESS TRUST

By:    PGIM, Inc.,
    as investment manager

By:__/s/ Ben Turnipseed____________________________
        Vice President

THE INDEPENDENT ORDER OF FORESTERS

By:    Prudential Private Placement Investors,
    L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ Ben Turnipseed________________________
    Vice President

THE GIBRALTAR LIFE INSURANCE CO.,
LTD.

By:    Prudential Investment Management Japan
    Co., Ltd., as Investment Manager

By:    PGIM, Inc.,
    as Sub-Adviser

By: ___/s/ Ben Turnipseed______________
    Vice President
[Signature Page to Sixth Amendment to Note Purchase Agreement]